                                                               EXHIBIT 99.(A)(2)

                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                              Benjamin Moore & Co.

                       Pursuant to the Offer to Purchase

                            Dated November 17, 2000

                                       by

                              B Acquisition, Inc.
                          a wholly owned subsidiary of
                            Berkshire Hathaway Inc.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
          ON FRIDAY, DECEMBER 15, 2000, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                         EquiServe Trust Company, N.A.


             By Hand:                       By First-Class Mail:              By Overnight Courier:
       Securities Transfer &           EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.
     Reporting Services, Inc.             Attn: Corporate Actions            Attn: Corporate Actions
 c/o EquiServe Trust Company, N.A.             P.O. Box 8029                    150 Royall Street
   100 William Street, Galleria            Boston, MA 02266-8029                 Canton, MA 02021
        New York, NY 10038

                               DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------
                                                           Share
                                                      Certificate(s)
                                                       Enclosed and
                                                          Shares
                                                         Tendered
                                                          (Attach
                                                        additional
      Name(s) and Address(es) of Registered Holder(s)   signed list
       (Please fill in, if blank, exactly as name(s)        if
             appear(s) on Share Certificate(s))         necessary)
-----------------------------------------------------------------------------------------------
                                                                      Total Number
                                                                        of Shares
                                                          Share        Represented    Number of
                                                       Certificate      by Share       Shares
                                                       Number(s)(1) Certificate(s)(1) Tendered
                                                       ---------------------------------------
                                                       ---------------------------------------
                                                       ---------------------------------------
                                                       ---------------------------------------
                                                       ---------------------------------------
                                                       ---------------------------------------
                                                        Total
                                                       Shares
-----------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Shareholders. Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

  Number of Shares represented by lost, destroyed or stolen certificates: ______

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by shareholders of Benjamin Moore & Co. if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2, and pursuant to the procedures set forth in Section 3, of the Offer to Purchase). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver Shares are referred to herein as "Certificate Shareholders."

  Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution ________________________________________________

  Account Number _______________________________________________________________

  Transaction Code Number ______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name of Registered Owner(s) __________________________________________________

  Window Ticket Number (if any) ________________________________________________

  Date of Execution of Notice of Guaranteed Delivery ___________________________

  Name of Institution that Guaranteed Delivery _________________________________

  If delivered by Book-Entry Transfer, check box and give the following information: [_]

  Account Number _______________________________________________________________

  Transaction Code Number ______________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to B Acquisition, Inc., a New Jersey corporation ("Purchaser") and wholly owned subsidiary of Berkshire Hathaway Inc., a Delaware corporation ("Parent"), the above-described shares of Common Stock, par value $3.33 1/3 per share (the "Shares"), of Benjamin Moore & Co., a New Jersey corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $37.82 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 17, 2000, and in this Letter of Transmittal (which together with the Offer to Purchase and any amendments and supplements thereto collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to assign, in whole or from time to time in part, to Parent or to any direct or indirect subsidiary of Parent the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering Shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

  The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of November 8, 2000 (the "Merger Agreement"), by and among Parent, Purchaser, and the Company.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title, and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after November 8, 2000, other than the cash dividend of twelve cents per Share payable on December 4, 2000, to shareholders of record on November 20, 2000, and any other cash dividends declared and payable to the shareholders in accordance with the terms of the Merger Agreement (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions), on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned irrevocably appoints Marc D. Hamburg and Forrest N. Krutter, in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser prior to the time of such vote or other action. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration for the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent, and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the shareholders of the Company.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable, and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors, and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto and Purchaser's acceptance of such shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment), and the undersigned agrees that any withdrawal of tendered Shares may be made only pursuant to the procedures specified in the Offer to Purchase. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes titled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box titled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6, and 7)             (See Instructions 1 and 7)


   Fill in ONLY if check is to be             Fill in ONLY if check is to be
 issued, or if any certificate for         delivered, or if any certificates
 Shares not tendered or not                for Shares not tendered or not
 purchased is to be issued, in a           purchased are to be delivered, to
 name other than the undersigned.          someone other than the
                                           undersigned or to the undersigned
                                           at an address other than that
                                           shown under "Description of
                                           Shares Tendered."

 Issue and deliver check to:               Deliver check to:

 Name _____________________________        Name _____________________________
           (Please Print)                            (Please Print)
 Address __________________________        Address __________________________
 __________________________________        __________________________________
 __________________________________        __________________________________
 __________________________________        __________________________________
 __________________________________        __________________________________
                 (Include Zip Code)                        (Include Zip Code)
 __________________________________        __________________________________
   (Tax Identification or Social             (Tax Identification or Social
          Security Number)                          Security Number)

                                   IMPORTANT
                             STOCKHOLDER SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

 Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. (For information concerning signature guarantees see Instruction 1.)

 Dated: ______________________________________________________________ , 2000

 Name(s) ____________________________________________________________________

 ----------------------------------------------------------------------------
                                (Please Print)

 Capacity ___________________________________________________________________
                             (See Instruction 5)

 Address ____________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No. (Business) _____________________________________

 Area Code and Telephone No. (Residence) ____________________________________

 Tax Identification or Social Security No. __________________________________
                                      (Complete the Substitute Form W-9
                                      contained herein)


                              SIGNATURE GUARANTEE
                        (See Instruction 1, if required)

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________
                                (Please Print)

 Title ______________________________________________________________________
                                (Please Print)

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone No. ________________________________________________

 Dated _______________________________________________________________ , 2000

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  To complete the Letter of Transmittal, you must do the following:

  .  Fill in the box titled "Description of Shares Tendered."

  .  Sign and date the Letter of Transmittal in the box titled "Important:
     Shareholder Sign Here."

  .  Fill in and sign in the box titled "Substitute From W-9."

  In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  . If you want the payment for any Shares issued in the name of another person, complete the box titled "Special Payment Instructions."

  . If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box titled "Special Payment Instructions."

  . If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box titled "Special Delivery Instructions."

  (1) Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  (2) Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders of the Company either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

  Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all tendered Shares, in proper form for transfer (or the Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange and the Nasdaq Stock Market are open for business.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are subject to such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Shares tendered hereby.

  THE METHOD OF DELIVERY OF CERTIFICATES, THE LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHAREHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

  (3) Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

  (4) Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box titled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the box titled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  (5) Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s).

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

  (6) Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Shares tendered hereby.

  (7) Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signatory of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box titled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

  (8) Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

  (9) Waiver of Conditions. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  (10) Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, complete the Substitute Form W-9 included in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained from the IRS.

  Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  (11) Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly contact Nancy Engelmann of the Company by telephone at (201) 802-6220 and check the box on page two indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with a completed Substitute Form W-9 below. See the enclosed Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on how to complete this form.

  Certain shareholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their taxpayer identification number (TIN), write "Exempt" on the face of the Substitute Form W-9 below, and sign, date, and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

What Number to Give the Depositary

  The shareholder is required to give the Depositary the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

                  PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.

--------------------------------------------------------------------------------
 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
 Form W-9               DATING BELOW. IF AWAITING
 Department of          TIN, CHECK THE BOX IN
 the Treasury           PART 3.
 Internal Revenue
 Service
                                                       ----------------------
 Payer's Request for Taxpayer                          Social Security Number
 Identification Number ("TIN")                         (If awaiting TIN write
                                                           "Applied For")


                        ----------------------------
                                    Name                         OR


                                                       ----------------------
                                                       Employer Identification
                                                       Number (If awaiting TIN
                                                        write "Applied For")
-------------------------------------------------------------------------------
 Part 2--Certificate--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me); and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).
-------------------------------------------------------------------------------

 SIGNATURE ____________________  DATE _______ , 2000        [_] Part 3--
                                                            Awaiting TIN
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature ________________________      Date ______________ , 2000
-------------------------------------------------------------------------------

  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone numbers set forth below:

                    The Information Agent for the offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                                17 State Street
                                  10th floor
                              New York, NY 10004
               Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064